UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-23c-3
Notification of Repurchase Offer
Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23906

Date of Notification: September 30, 2025

2.	Exact name of Investment Company as specified in registration statement:

Connetic Venture Capital Access Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

Connetic Venture Capital Access Fund
910 Madison Avenue
Covington, KY 41011

4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Brad Zapp
Brad Zapp, President

CONNETIC VENTURE CAPITAL ACCESS FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

September 30, 2025

To Connetic Venture Capital Access Fund Shareholders:

Connetic Venture Capital Access Fund (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding shares at net asset value (“NAV”) per share. Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. Prior to each quarterly repurchase offer period, the Fund is required to send notification of the repurchase offer to all of its shareholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

If you are not interested in selling your Fund shares at this time, you do not have to do anything and can disregard this notice.

If you are interested in selling all or some of your shares during this repurchase offer period, please read the enclosed documents. You should also consider the following:

●	Determine if your account is held with your financial intermediary or directly with the Fund. If you are unsure if your account is held directly with the Fund or with your financial intermediary, please review your most recent account statement. If your statement is from your financial intermediary, you must contact your financial intermediary for assistance. If your statement is from the Fund, you may contact your financial intermediary, or you can contact the Fund’s shareholder servicing agent at 844-434-6493.

●	If your account is held with your financial intermediary, there may be different requirements for making a repurchase request during the repurchase offer period. Please contact your financial intermediary before completing these documents.

The Fund’s quarterly repurchase offer will begin on September 30, 2025, and end at the Fund’s close of business on October 24, 2025. The Fund’s close of business on any day is the close of business of the New York Stock Exchange on that date (normally 4:00 p.m. Eastern Time). There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

All Repurchase Request Forms must be received in good order by Gryphon 17, LLC, the Fund’s shareholder servicing agent, by the Fund’s close of business, on October 24, 2025, to be effective.

The enclosed documents apply to the current repurchase offer period. New documents will be mailed to you in connection with subsequent quarterly repurchase offers.

If you have any questions, please contact your financial intermediary.

We greatly appreciate your trust in us, and we thank you for investing in the Fund.

Sincerely,

CONNETIC VENTURE CAPITAL ACCESS FUND

CONNETIC VENTURE CAPITAL ACCESS FUND

REPURCHASE OFFER TERMS

Commencement Date:	September 30, 2025
Repurchase Request Deadline:	October 24, 2025
Repurchase Pricing Date:	October 24, 2025
Repurchase Payment Deadline:	October 31, 2025

1.	The Offer. Connetic Venture Capital Access Fund (the “Fund”) is offering to repurchase, for cash, up to 5 percent (5%) of the aggregate of its issued and outstanding shares (“Shares”) at a price equal to the net asset value (“NAV”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date, upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Connetic Venture Capital Access Fund Notice of Quarterly Repurchase Offer (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form (collectively, those documents constitute the “Offer”). The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2.	Net Asset Value. On September 26, 2025, the NAV per share of the Fund was $10.42. The NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the Repurchase Pricing Date. The current NAV may be obtained by visiting the following website: conneticventures.com/vcafx.

3.	Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on the Commencement Date. All tenders of Shares for repurchase must be received in proper form by Gryphon 17, LLC, the Fund’s shareholder servicing agent (the “Shareholder Servicing Agent”), from and after the Commencement Date and before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time) on the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. The Fund will not accept any alternative, conditional, or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on the Repurchase Pricing Date. The Repurchase Pricing Date may be earlier than the date set forth in the table above if, on or immediately following the Repurchase Request Deadline, it appears that the use of an earlier Repurchase Pricing Date is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase pursuant to the Offer or shares that are not tendered for repurchase.

5.	Repurchase of Shares and Payment for Shares Repurchased. Shares that are repurchased pursuant to this Offer shall be repurchased on the Repurchase Pricing Date. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than the Repurchase Payment Deadline.

6.	Repurchase Charge. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your registered investment adviser, broker-dealer, or other intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

7.	Early Repurchase Fee. If you tender Fund shares that you have held for less than 366 days, and the Fund repurchases those shares, you will pay an early repurchase fee of 2% of the shares tendered. The early repurchase fee will be based on the value of the shares redeemed and will be deducted from (and thus reduce) the repurchase proceeds. Shares held longest will be treated as being repurchased first, and shares held shortest will be treated as repurchased last. The repurchase fee does not apply to any shares that were acquired through reinvestment of distributions. Shares held for more than 365 days are not subject to any repurchase fee. Repurchase fees are paid to the Fund directly and are intended to offset costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares.

8.	Increase in Number of Shares Repurchased; Pro Rata Repurchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus two percent (2%) of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares pro rata based upon the number of Shares tendered by each shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender additional Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

9.	Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Intermediary or otherwise by a nominee, please consult such person if you wish to withdraw or modify a repurchase request. If you hold your Shares directly with the Fund and wish to withdraw or modify a repurchase request, you must send the Shareholder Servicing Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies your name and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding withdrawals or modifications of tenders, you may call shareholder services at 844-434-6493 or contact your Authorized Intermediary or investment professional.

10.	Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of independent Trustees) and only in the following limited circumstances:

a)	during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

b)	during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the NAV of Shares; or

c)	if the repurchase would cause the Fund not to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will notify each shareholder. If the Fund renews the Offer, it will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

11.	Certain Federal Income Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

12.	Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of, or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Connetic RIA LLC and its affiliates, Gryphon 17, LLC, or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund, Connetic RIA LLC and its affiliates, and Gryphon 17, LLC. will not be liable for any loss incurred in the event that the Fund accepts unauthorized instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, contact your Authorized Intermediary or investment professional, or call shareholder services at 844-434-6493.

CONNETIC VENTURE CAPITAL ACCESS FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, OCTOBER 24, 2025

IMPORTANT: If your account is held with your financial intermediary and you are interested in tendering your shares for repurchase, please contact your financial intermediary. Your financial intermediary may be able to place tender instructions on your behalf. You may not need to fill out this form.

Alternatively, if your account is held directly with the fund, please complete the form below and return to Gryphon 17, LLC at the address below. You can also find the form on the Fund’s website and mail to the address below. You may contact the Fund’s shareholder servicing agent at 844-434-6493 or Operations@gryphongroup.us with any questions you may have related to tendering your shares.

Please choose an option to submit your repurchase request.

Option 1	Option 2	Option 3	Option 4
Via the website	By E-Mail	By Express/ Overnight	By First-Class Mail
conneticventures.com	Operations@gryphongroup.us	Gryphon 17, LLC 3000 Auburn Drive, Suite 410 Beachwood, OH 44122	Gryphon 17, LLC 3000 Auburn Drive, Suite 410 Beachwood, OH 44122

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date, October 24, 2025. I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding shares and that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Shareholder Telephone Number (s)	Financial Intermediary Telephone Number	Shareholder Email Address

Tender Request:

Intermediary (Registered Investment Adviser or Selling Broker- Dealer)	Custodian*	Account Number	Number of Shares to Tender

* The name of the firm where investments are held and master account/firm ID (custodial platform, separate forms if more than one.)

Shareholder’s Signature	Joint Owner’s Signature (if applicable)

Financial intermediary’s signature (if applicable)	Print financial intermediary’s name

By signing above, I certify that I have the authority to act on my client’s behalf.

Payment Information:

Payment will be made to the shareholder’s account in accordance with the standard procedures of such shareholder’s intermediary.